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                                 United States
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

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                                F O R M  8 - K

                          C U R R E N T  R E P O R T

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                     Pursuant to Section 13 or 15(d) of the
                         Security Exchange Act of 1934



                Date of Report (Date of earliest event reported)

                                October 9, 1998



                               LASER CORPORATION
         -----------------------------------------------------------------
         (Exact name of small business issuer as specified in its charter)

      Utah                          0-13316                    87-0395567
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(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)               Identification
incorporation)                                                Number)



             1832 South 3850 West, Salt Lake City, UT  84104
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           (Address of principal executive offices)  (Zip Code)

           Registrant's telephone number, including area code:
                             (801) 972-1311
















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                                F O R M  8 - K
                          C U R R E N T  R E P O R T

ITEM 5. OTHER EVENTS
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     The Registrant entered into a Stock Purchase Agreement with a European businessman, who has developed several laser products for his own companies and has had an ongoing business relationship with the Registrant for many years, pursuant to which the Registrant issued 521,739 shares of common stock to the businessman for $600,000. The Registrant anticipates using the proceeds to help develop and market its new ophthalmic medical products and for general corporate purposes.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LASER CORPORATION


                                     By:________________________________________
                                       B. Joyce Wickham
                                       President and Chief Executive Officer


Date:  October 22, 1998

























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